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                                                                       EXHIBIT j


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




     We consent to the references to our Firm in Post-Effective Amendment No. 16 to the Registration Statement of Short-Term Investments Co.



                             /s/TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
October 1, 2001